UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2018

Synergy Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35268	33-0505269
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 2012

New York, NY 10170

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02              Results of Operations and Financial Condition.

On August 7, 2018, Synergy Pharmaceuticals Inc. (the “Company”) issued a press release announcing financial results for the three months ended June 30, 2018 and other matters described in the press release.   A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 8.01              Other Events.

On August 7, 2018, the Company issued a press release announcing that it has entered into a licensing agreement with Luoxin Pharmaceutical Group Co., Ltd., Shandong (“Luoxin”) providing Luoxin with exclusive rights to develop and commercialize the Company’s lead product TRULANCE® (plecanatide) for the treatment of adults with chronic idiopathic constipation (CIC) and irritable bowel syndrome with constipation (IBS-C) in mainland China, Hong Kong and Macau  The press release is attached as Exhibit 99.2 to this report on Form 8-K and is incorporated herein by reference

On August 7, 2018, the Company issued a press release announcing that leading U.S. pharmacy benefit manager, Express Scripts, will add TRULANCE to its National Preferred Formulary List, effective January 1, 2019.  The press release is attached as Exhibit 99.3 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)         Exhibits.

99.1	Synergy Pharmaceuticals Inc. Press Release dated August 7, 2018.
99.2	Synergy Pharmaceuticals Inc. Press Release dated August 7, 2018.
99.3	Synergy Pharmaceuticals Inc. Press Release dated August 7, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    August 7, 2018

SYNERGY PHARMACEUTICALS INC.

By:	/s/ Troy Hamilton
Troy Hamilton
Chief Executive Officer